EXHIBIT 99.1

Cinedigm Announces Second Quarter Fiscal 2017 Financial Results
Consolidated Adjusted EBITDA Increases 27% Over Prior Year Quarter
LOS ANGELES (November 14, 2016) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the second quarter of fiscal 2017, which ended September 30, 2016.
Financial Summary
Results for second quarter 2017:

●	Consolidated revenues were $23.9 million
●	Content and Entertainment revenues were $7.9 million
●	Consolidated adjusted EBITDA was $14.5 million, an increase of over $3 million or 27% vs. prior year quarter
●
Non-deployment adjusted EBITDA was $2.0 million, an increase of nearly $3 million or 327% growth vs. prior year quarter, inclusive of our significant investment in the ramp up of Over-The-Top (OTT) channels

Results for year-to-date 2017:

●	Consolidated Adjusted EBITDA year-to-date vs. prior year-to-date results increased by $5.6 million or 29%
●	Adjusted EBITDA year-to-date vs. prior year-to-date results for our combined CEG and OTT group increased $4.0 million or 125%

Highlights

●
The Company’s OTT channels (Docurama, CONtv, Dove Channel) continue to gain significant App downloads, registered users and active subscribers. The three channels currently have approximately 3.1 million App downloads, 570,000 registered users and approximately 76,000 active subscribers

●
Subsequent to quarter end, the Company announced a partnership with leading global company LeEco to launch a new streaming content program as part of LeEco’s North American launch. Two of Cinedigm’s over-the-top streaming channels -- Dove Channel and CONtv -- are now available to LeEco consumers on LeEco’s Ecophones and Ecotvs as part of the initial launch. Additionally, the Company today announced a further partnership for two more streaming channels that will be included on LeEco’s phones and televisions; Docurama and a new channel currently in development to be launched early in the next calendar year.

●	The Company remains on track to achieve in excess of $9 million in operating cost savings that were initiated during Fiscal 2016.

●	The Company has been working to secure the previously announced financing of up to $11 million in second lien secured debt, of which $5.5 million has already been invested
●	The Company made principal payments of $29.8 million on its long-term debt arrangements for the six months ended September 30, 2016

 “SVOD is now projected to be a more than $30 billion business, larger than Theatrical or DVD at their peak levels. We have quickly positioned Cinedigm to be a leader in that business, through both our rapidly growing narrowcast OTT channels and as a major independent content provider to new and expanding third party SVOD platforms and services” said Chris McGurk, Chairman and CEO. “Given our unique capabilities and assets, including our library of over 58,000 films and TV episodes, our vast experience in processing and delivering digital content, our long-term relationships with all the major digital players and, importantly, our strong management team that has a proven track record of developing and servicing new digital opportunities, we believe there is tremendous upside potential for Cinedigm in this area.”
“We believe that adjusted EBITDA is the most accurate reflection of our business performance, and we are pleased to see significant growth and improvement in that area,” said Jeffrey Edell, Chief Financial Officer. “By shifting the mix of our product, paring off non-performing titles and reducing annual operating costs by approximately $9 million, the positive effects on our EBITDA are evident. We are also extremely pleased with our progress in OTT revenue growth due to an increasing subscriber base and in reducing our investment deficit in our OTT channel business, and are heading toward breakeven.”
Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, goodwill impairment, litigation related expenses and recoveries, stock-based compensation and expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of adjusted EBITDA to loss from continuing operations calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA is not a measurement of financial performance under GAAP and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents adjusted EBITDA because it believes that adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view adjusted EBITDA as an alternative to the GAAP operating measure of net income (loss).

In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.
Conference Call
Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EST on November 14, 2016.
To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.
For those unable to participate during the live broadcast, a replay will be available beginning November 14, 2016 at 7:30 p.m. EST, through November 19, 2016 at 11:59 p.m. EST. To access the replay, dial (855) 859-2056 (U.S.) or (404) 537-3406 (International) and use passcode:  14977781.
About Cinedigm
Cinedigm is a leading independent content distributor in the United States, with direct relationships with thousands of physical retail storefronts and digital platforms, including Wal-Mart, Target, iTunes, Netflix, and Amazon, as well as the national Video on Demand platform on cable television.
Additionally, given Cinedigm’s infrastructure, technology, content and distribution expertise, the Company has rapidly become a leader in the quickly evolving over-the-top digital network business. Cinedigm’s first channel, DOCURAMA, launched in May 2014, and is currently available on iOS, Roku, Amazon Prime, Xbox and Samsung, with additional platforms currently being rolled out. Cinedigm launched CONtv on March 3, 2015. The Company’s third OTT channel, DOVE CHANNEL, launched on September 15, 2015 and is a digital streaming subscription service targeted to families and kids seeking high quality and family-friendly content approved by Dove Foundation. Combined, the three streaming channels currently provide more than 5,500 hours of content to viewers across more than 3.1 million app downloads.
Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-E]
Safe Harbor Statement
Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.
For more information:
Jill Newhouse Calcaterra
Cinedigm
jcalcaterra@cinedigm.com
310/466-5135

CINEDIGM CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per share data)

	September 30, 2016	March 31, 2016
ASSETS	(Unaudited)
Current assets
Cash and cash equivalents	$14,412	$25,481
Accounts receivable, net	51,987	52,898
Inventory	1,637	2,024
Unbilled revenue	5,607	5,570
Prepaid and other current assets	16,614	15,872
Total current assets	90,257	101,845
Restricted cash	6,751	8,983
Property and equipment, net	45,695	61,740
Intangible assets, net	23,017	25,940
Goodwill	8,701	8,701
Debt issuance costs	548	894
Other assets	1,264	1,295
Total assets	$176,233	$209,398
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued expenses	$66,586	$68,517
Current portion of notes payable, non-recourse (see Note 6)	20,014	29,074
Current portion of capital leases	361	341
Current portion of deferred revenue	2,741	2,901
Total current liabilities	89,702	100,833
Notes payable, non-recourse, net of current portion and unamortized debt issuance costs of $3,747 and $4,458, respectively (see Note 6)	68,256	83,238
Notes payable, net of current portion and unamortized debt issuance costs of $4,155 and $3,068, respectively	84,584	86,938
Capital leases, net of current portion	3,699	3,884
Deferred revenue, net of current portion	6,291	7,532
Total liabilities	252,532	282,425
Stockholders’ deficit
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at September 30, 2016 and March 31, 2016, respectively. Liquidation preference of $3,648	3,559	3,559
Common stock, $0.001 par value; Class A and Class B stock; Class A stock 25,000,000 and 21,000,000 shares authorized; 8,818,758 and 7,977,861 shares issued and 8,541,514 and 7,700,617 shares outstanding at September 30, 2016 and March 31, 2016, respectively; 1,241,000 Class B stock authorized and issued and zero shares outstanding at September 30, 2016 and March 31, 2016, respectively	80	79
Additional paid-in capital	271,778	269,871
Treasury stock, at cost; 277,244; Class A common shares at September 30, 2016 and March 31, 2016, respectively	(2,839)	(2,839)
Accumulated deficit	(347,648)	(342,448)
Accumulated other comprehensive loss	(46)	(64)
Total stockholders’ deficit of Cinedigm Corp.	(75,116)	(71,842)
Deficit attributable to noncontrolling interest	(1,183)	(1,185)
Total deficit	(76,299)	(73,027)
Total liabilities and deficit	$176,233	$209,398

CINEDIGM CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except for share and per share data)

	Three Months Ended September 30,		For the Six Months Ended September 30,
	2016	2015	2016	2015
Revenues	$23,880	$27,704	$46,355	$50,532
Costs and expenses:
Direct operating (excludes depreciation and amortization shown below)	4,902	8,388	10,590	15,680
Selling, general and administrative	5,239	9,509	11,674	18,327
Provision for doubtful accounts	—	—	—	339
Restructuring, transition and acquisition expenses, net	20	63	110	196
Goodwill impairment	—	18,000	—	18,000
Litigation recovery, net of expenses	—	(1,208)	—	(410)
Depreciation and amortization of property and equipment	7,763	9,427	16,287	18,784
Amortization of intangible assets	1,464	1,463	2,927	2,922
Total operating expenses	19,388	45,642	41,588	73,838
Income (loss) from operations	4,492	(17,938)	4,767	(23,306)
Interest expense, net	(5,111)	(5,192)	(10,046)	(10,322)
Loss on extinguishment of debt	—	—	—	(931)
Other income, net	141	124	266	232
Change in fair value of interest rate derivatives	38	(68)	65	(66)
Loss from operations before income taxes	(440)	(23,074)	(4,948)	(34,393)
Income tax expense	(43)	—	(110)	—
Net loss	(483)	(23,074)	(5,058)	(34,393)
Net loss attributable to noncontrolling interest	15	741	36	1,175
Net loss attributable to controlling interests	(468)	(22,333)	(5,022)	(33,218)
Preferred stock dividends	(89)	(89)	(178)	(178)
Net loss attributable to common stockholders	$(557)	$(22,422)	$(5,200)	$(33,396)
Net loss per Class A and Class B common stock attributable to common stockholders - basic and diluted:
Net loss attributable to common stockholders	$(0.08)	$(3.55)	$(0.75)	$(5.12)
Weighted average number of Class A and Class B common stock outstanding: basic and diluted	7,235,435	6,323,691	6,931,114	6,520,009

Following is the reconciliation of our consolidated Adjusted EBITDA to consolidated GAAP loss from operations:

	For the Three Months Ended September 30,
($ in thousands)	2016	2015
Net loss	$(483)	$(23,074)
Add Back:
Income tax expense	43	—
Depreciation and amortization of property and equipment	7,763	9,427
Amortization of intangible assets	1,464	1,463
Interest expense, net	5,111	5,192
Other income, net	(141)	(124)
Change in fair value of interest rate derivatives	(38)	68
Stock-based compensation and expenses	742	401
Goodwill impairment	—	18,000
Restructuring, transition and acquisition expenses, net	20	63
Professional fees pertaining to activist shareholder proposals and compliance	—	500
Litigation settlement recovery, net of related expenses	—	(1,208)
Net loss attributable to noncontrolling interest	15	741
Adjusted EBITDA	$14,496	$11,449

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(7,509)	$(9,032)
Amortization of intangible assets	(12)	(11)
Provision for doubtful accounts	—	—
Income from operations	(4,945)	(3,301)
Adjusted EBITDA from non-deployment businesses	$2,030	$(895)

	For the Six Months Ended September 30,
($ in thousands)	2016	2015
Net loss	$(5,058)	$(34,393)
Add Back:
Income tax expense	110	—
Depreciation and amortization of property and equipment	16,287	18,784
Amortization of intangible assets	2,927	2,922
Interest expense, net	10,046	10,322
Loss on extinguishment of debt	—	931
Other income, net	(266)	(232)
Change in fair value of interest rate derivatives	(65)	66
Provision for doubtful accounts	—	339
Stock-based compensation and expenses	1,020	1,073
Goodwill impairment	—	18,000
Restructuring, transition and acquisition expenses, net	110	196
Professional fees pertaining to activist shareholder proposals and compliance	—	800
Litigation settlement recovery, net of related expenses	—	(410)
Net loss attributable to noncontrolling interest	36	1,175
Adjusted EBITDA	$25,147	$19,573

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(15,781)	$(18,066)
Amortization of intangible assets	(23)	(19)
Provision for doubtful accounts	—	(339)
Income from operations	(8,538)	(4,347)
Adjusted EBITDA from non-deployment businesses	$805	$(3,198)